THE TRANSFER OF THIS NOTE IS RESTRICTED BY AN AGREEMENT ON
              FILE AT THE OFFICES OF THE CORPORATION.

                   THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
              SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY
               STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF
                  EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
                  STATEMENT UNDER SUCH ACT AND APPLICABLE STATE
                SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION
               REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

                            KRAUSE'S FURNITURE, INC.

                      10.00% Subordinated Pay-In-Kind Note
                               due August 31, 2001

                                                                   New York, NY
$5,000,000.00                                                   August 26, 1996

     KRAUSE'S FURNITURE, INC. (the "Company"), a Delaware corporation, for value received, hereby promises to pay to GENERAL ELECTRIC CAPITAL CORPORATION ("GECC"), or registered assigns, the initial aggregate principal amount of FIVE MILLION DOLLARS ($5,000,000.00) on August 31, 2001, with interest (computed on the basis of a 360-day year of twelve 30- day months) on the unpaid balance of such principal amount at the rate of 10.00% per annum from the date hereof, due and payable (i) quarterly, on each November 30, February 28, May 31 and August 31 (each, a "Payment Date") after the date of the Notes commencing with November 30, 1996 and (ii) on the date of any prepayment, on the amount prepaid, until the Notes have been paid in full. Accrued interest on each Note is required to be paid in cash (in accordance with Section 5.1 of the Securities Purchase Agreement dated as of August 26, 1996, as from time to time amended, between the Company and GECC (the "Securities Purchase Agreement")) on each Payment Date after August 31, 1998. On each Payment Date prior to and including August 31, 1998, in lieu of payment of interest in cash, the Company shall pay all interest in additional notes (the "Additional Notes"), which shall be dated the applicable Payment Date, shall bear interest from and after such date, shall mature on August 31, 2001 and shall be governed by, and subject to the terms, provisions and conditions of, the Securities Purchase Agreement, except that interest shall accrue on each Additional Note from the date of such Additional Note. Interest on this Note shall cease to accrue if (i) the holder of this Note has been notified by the Company under Section 9.5 of the Securities Purchase Agreement that this Note will be redeemed, and (ii) all amounts due under this Note are paid to the holder of this Note on the redemption date specified in such notice or such amounts are segregated and held in trust by the Company for payment upon surrender of this Note in accordance with such notice. During the continuance of any Event of Default (as defined in the Securities Purchase Agreement), the Company shall pay interest on the outstanding principal of, and any other amounts (other than interest), if any, due on the Notes and (to the extent legally enforceable) on any overdue installment of interest, at the rate of 12.00% per annum (computed on the same basis as above) until such overdue amount is paid or until such Event of Default is cured or waived. All payments on this Note shall be made in lawful money of the United States of America at the address specified by the holder hereof for such purpose in Schedule 5.1 to the Securities Purchase Agreement or by such method as may be designated by notice to the Company, in the manner set forth in the Securities Purchase Agreement.

    The outstanding principal amount of ___________, and all accrued and unpaid interest on this Note, shall be payable on August 31, 2001. This Note is subject to redemption, in whole or in part, all as specified in the Securities Purchase Agreement.

     This Note is issued pursuant to the Securities Purchase Agreement. The registered holder of this Note is entitled to the benefits of such Securities Purchase Agreement and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

     This Note is expressly subordinated to the extent and in the manner provided in Section 10 of the Securities Purchase Agreement to all Senior Indebtedness (as defined therein) of the Company.

     This Note is a registered Note and, as provided in the Securities Purchase Agreement, is transferable only upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     In case an Event of Default shall occur and be continuing, the unpaid balance of the principal, interest and any other amounts payable on this Note may be declared and become due and payable in the manner and with the effect provided in the Securities Purchase Agreement.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS NOTE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                                                    KRAUSE'S FURNITURE, INC


                                                    By:________________________
                                                       Name:
                                                       Title: